POWER OF ATTORNEY

I, Kathleen M. Graveline, the undersigned Director of Fidelity Investments Life Insurance Company ("Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-123884) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Kathleen M. Graveline April 18, 2010
Kathleen M. Graveline

POWER OF ATTORNEY

I, Malcolm MacKay, the undersigned Director of Fidelity Investments Life Insurance Company ("Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-123884) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Malcolm MacKay April 18, 2010
Malcolm MacKay

POWER OF ATTORNEY

I, Floyd L. Smith, the undersigned Director of Fidelity Investments Life Insurance Company ("Fidelity"), hereby constitute and appoint Edward M. Shea, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities but only so long as I remain a Director, (i) Post-Effective Amendment Number 5 to Registration Statement (File No. 333-123884) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof and (ii) all initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Floyd L. Smith April 17, 2010
Floyd L. Smith